Exhibit 10.1

OFFICE OF INSURANCE REGULATION

KEVIN M. MCCARTY Commissioner	FILED August 29, 2008 OFFICE OF INSURANCE REGULATION Docketed by: /s/

IN THE MATTER OF: AMCOMP ASSURANCE CORPORATION; AMCOMP PREFERRED INSURANCE COMPANY Workers’ Compensation Excess Profits	CASE NO.: 89261-07

CONSENT ORDER

THIS CAUSE came on for consideration as a result of an agreement between AMCOMP ASSURANCE CORPORATION and AMCOMP PREFERRED INSURANCE COMPANY (hereinafter referred to as “AMCOMP”) and the OFFICE OF INSURANCE REGULATION (hereinafter referred to as the “OFFICE”).  After a complete review of the entire record, and upon consideration thereof, and being fully advised in the premises, the OFFICE, hereby finds as follows:

1.           The OFFICE, pursuant to Chapters 624 and 627, Florida Statutes, has jurisdiction over the subject matter and the parties herein.

Workers’ Compensation Excess Profits Filing for calendar/accident years
2002, 2003, and 2004

2.           On June 26, 2006, AMCOMP submitted its Workers’ Compensation Excessive Profits Form 0IR-B1-15 filing required by Section 627.215, Florida Statutes, for the calendar/accident years 2002, 2003, and 2004.

3.           On or about March 14, 2007, the OFFICE filed a Notice of excessive profits finding on a preliminary basis that AMCOMP had realized excess profits in the amount of $5,663,805.00 for workers’ compensation business for the statutory review period covering calendar/accident years 2002, 2003, and 2004.

4.           On or about April 2, 2007, AMCOMP submitted a Petition for Formal Administrative Hearing pursuant to Section 120.57(1), Florida Statutes.

5.           Subsequently on or about April 2, 2007, AMCOMP submitted amended documentation and explanatory exhibits regarding its Form OIR-B1-15 filing, correcting errors of the original filing and reported data.

6.           On or about July 11, 2008, AMCOMP submitted additional amended documentation and explanatory exhibits regarding its Form OIR-B1-15 filing, correcting errors of the original filing and reported data.

7.           Upon review of the amended documentation, the OFFICE has determined that AMCOMP has not realized excess profits for calendar/accident years 2002, 2003, and 2004, pursuant to Section 627.215, Florida Statutes.

Workers’ Compensation Excess Profits Filing for calendar/accident years,
2003, 2004, and 2005

8.           On June 22, 2007, AMCOMP submitted its Workers’ Compensation Excessive Profits Form OIR-B1-15 filing, required by Section 627.215, Florida Statutes, for the calendar/accident years 2003, 2004, and 2005.

9.           On or about May 19, 2008, the OFFICE filed a Notice of excessive profits finding on a preliminary basis that AMCOMP had realized excess profits in the amount of Eleven Million Seven Hundred One Thousand Eight Hundred Thirty Two Dollars and 00/100 ($11,701,832.00) for workers’ compensation business for the statutory review period covering calendar/accident years 2003, 2004, and 2005.

10.           On or about June 9, 2008, AMCOMP submitted a Petition for Formal Administrative Hearing pursuant to Section 120.57(1), Florida Statutes.

11.           Subsequently on or about June 26, 2008, AMCOMP submitted amended documentation and explanatory exhibits regarding its Form OIR-B1-15 filing, correcting errors of the original filing and reported data.

12.           On or about July 11, 2008, AMCOMP submitted additional amended documentation and explanatory exhibits regarding its Form OIR-B1-15 filing, correcting errors of the original filing and reported data.

13.           Upon review of the amended documentation, the OFFICE has determined that AMCOMP has not realized excess profits of Eleven Million Seven Hundred One Thousand Eight Hundred Thirty Two Dollars and 00/100 ($11,701,832.00) for calendar/accident years 2003, 2004, and 2005, pursuant to Section 627.215, Florida Statutes.

14.           AMCOMP has realized, and therefore owes to applicable policyholders, excessive profits for calendar/accident years 2003, 2004 and 2005, in the amount of Two Million Eight Hundred Five Thousand Eight Hundred Forty Nine Dollars and 00/100 ($2,805,849.00), pursuant to Section 627.215, Florida Statutes.

15.           AMCOMP shall provide refunds or policy renewal credits to policyholders in the amount of Two Million Eight Hundred Five Thousand Eight Hundred Forty Nine Dollars and 00/100 ($2,805,849.00) for calendar/accident years 2003, 2004 and 2005; in accordance with Section 627.215, Florida Statutes.

16.           AMCOMP shall attempt to locate policyholders whose refund checks are returned and AMCOMP shall thereafter report and process any unclaimed excessive profits funds as unclaimed or abandoned property, pursuant to the provisions of Chapter 717, Florida Statutes.

17.           Pursuant to Section 627.215(12)(b), Florida Statutes, AMCOMP shall upon completion of the renewal credits or refund payments, immediately certify to the OFFICE that the refunds have been made.  Additionally, AMCOMP shall also certify that it has attempted to locate policyholders whose refund checks are returned and that it has complied with the abandoned property provisions of Chapter 717, Florida Statutes, if necessary.

Workers’ Compensation Excess Profits Filing for calendar/accident years
2004, 2005, and 2006

18.           On June 30, 2008, AMCOMP submitted its Workers’ Compensation Excessive Profits Form OIR-B1-15 filing required by Section 627.215, Florida Statutes, for the calendar/accident years 2004, 2005, and 2006.

19.           On or about August 6, 2008, AMCOMP submitted additional amended documentation and explanatory exhibits regarding its Form OIR-B1-15 filing.

20.           The OFFICE finds and AMCOMP agrees that AMCOMP realized excess profits in the amount of Five Million Six Hundred Fifty Thousand Eight Hundred Seven Dollars and 00/100 ($5,650,807.00) for workers’ compensation business for the statutory review period covering calendar/accident years 2004, 2005, and 2006.

21.           AMCOMP hereby knowingly and voluntarily waives all rights to challenge or to contest the finding of excess profits in the amount of Five Million Six Hundred Fifty Thousand Eight Hundred Seven Dollars and 00/100 ($5,650,807.00) for workers’ compensation business for the statutory review period covering calendar/accident years 2004, 2005, and 2006, in any forum now or in the future available to it, including notice, the right to any administrative proceeding, circuit or federal court action, or any appeal. AMCOMP also expressly waives a hearing in this matter, the making of Findings of Fact and Conclusions of Law by the OFFICE, and all further and other proceedings herein to which it may be entitled by law or rules of the OFFICE.

22.           AMCOMP has realized, and therefore owes to applicable policyholders, excessive profits for calendar/accident years 2004, 2005 and 2006, in the amount of Five Million Six Hundred Fifty Thousand Eight Hundred Seven Dollars and 00/100 ($5,650,807.00), pursuant to Section 627.215, Florida Statutes.

23.           AMCOMP shall provide refunds or policy renewal credits to policyholders in the amount of Five Million Six Hundred Fifty Thousand Eight Hundred Seven Dollars and 00/100 ($5,650,807.00) for calendar/accident years 2004, 2005 and 2006, in accordance with Section 627.215, Florida Statutes.

24.           AMCOMP shall attempt to locate policyholders whose refund checks are returned and AMCOMP shall thereafter report and process any unclaimed excessive profits funds as unclaimed or abandoned property, pursuant to the provisions of Chapter 717, Florida Statutes.

25.           Pursuant to Section 627.215(12)(b), Florida Statutes, AMCOMP shall upon completion of the renewal credits or refund payments, immediately certify to the OFFICE that the refunds have been made.  Additionally, AMCOMP shall also certify that it has attempted to locate policyholders whose refund checks are returned and that it has complied with the abandoned property provisions of Chapter 717, Florida.  Statutes, if necessary.

26.           AMCOMP shall pay to the OFFICE within thirty (30) days of issuance of this Consent Order an administrative fine in the amount of Fifteen Thousand Dollars ($15,000), and administrative costs in the amount of Fifteen Thousand Dollars ($15,000).

27.           AMCOMP is hereby put on notice of the requirements of Section 627.215, Florida Statutes, including but not limited to, the submission of complete and correct excessive profits filings in the future, and that any future violations of this section by AMCOMP may be deemed willful, subjecting AMCOMP to the appropriate penalties.  Provided, however, and notwithstanding the foregoing, nothing set forth in this paragraph 27, or otherwise contained in this Consent Order, shall be deemed to constitute an admission or acknowledgment by AMCOMP, or a finding by the OFFICE, that AMCOMP has violated the requirements of section 627.215 or Chapter 624 of the Florida Statutes, in connection with the matters described in this Consent Order.

28.           AMCOMP affirms that all representations and requirements set forth herein are material to the issuance of this Consent Order.  Violation of any part of this Consent Order shall constitute a violation of a lawful order of the OFFICE and may subject AMCOMP to one or more of the administrative remedies available under the Florida Insurance Code.

29.           AMCOMP expressly waives a hearing in this matter, the making of Findings of Fact and Conclusions of Law by the OFFICE, and all further and other proceedings herein to which it may be entitled by law or rules of the OFFICE.  AMCOMP hereby knowingly and voluntarily waives all rights to challenge or to contest this Consent Order, in any forum now or in the future available to it, including the right to any administrative proceeding, circuit or federal court action, or any appeal.

30.           Except as noted hereinabove, each party to this Consent Order shall bear it own costs and fees incurred in connection herewith.

THEREFORE, the agreement between AMCOMP and the OFFICE, the terms and conditions of which are set forth above, is APPROVED.  FURTHER, all terms and conditions contained herein are hereby ORDERED.

DONE and ORDERED this 29th day of August, 2008.

/s/ Kevin M. McCarty
KEVIN M. McCARTY Commissioner Office of Insurance Regulation

By execution hereof, AMCOMP ASSURANCE CORPORATION consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions, and shall be bound by all provisions herein.  The undersigned represents that he/she has the authority to bind AMCOMP ASSURANCE CORPORATION to the terms and conditions of this Consent Order.

AMCOMP ASSURANCE CORPORATION

By:	/s/ Debra C. Ruedisili

Name:	Debra C. Ruedisili

Title:	C.O.O. / President

Date:	August 29, 2008

STATE OF FLORIDA                  )

                                                         )      ss.

COUNTY OF PALM BEACH      )

The foregoing affidavit was sworn to and subscribed before me this 29th day of August, 2008, by Debra C. Ruedisili.

Personally known to me	X

Identification Produced

/s/ Mary T. Baldo
Notarial Seal	NOTARY PUBLIC

Mary T. Baldo
Typed, wiped, or Handwritten Name
My Commission Expires:

July 18, 2009

By execution hereof, AMCOMP PREFERRED INSURANCE COMPANY consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions, and shall be bound by all provisions herein.  The undersigned represents that he/she has the authority to bind AMCOMP PREFERRED INSURANCE COMPANY to the terms and conditions of this Consent Order.

AMCOMP PREFERRED INSURANCE COMPANY

By:	/s/ Debra C. Ruedisili

Name:	Debra C. Ruedisili

Title:	C.O.O. / President

Date:	August 29, 2008

STATE OF FLORIDA                  )

                                                         )      ss.

COUNTY OF PALM BEACH      )

The foregoing affidavit was sworn to and subscribed before me this 29th day of August, 2008, by Debra C. Ruedisili.

Personally known to me	X

Identification Produced

/s/ Mary T. Baldo
Notarial Seal	NOTARY PUBLIC

Mary T. Baldo
Typed, wiped, or Handwritten Name
My Commission Expires:

July 18, 2009

COPIES FURNISHED TO:

DEBRA JANE CERRE-RUEDISILI, President
AmComp Assurance Corporation
AmComp Preferred Insurance Company
701 U.S. Highway 1, Suite 200
North Palm Beach, Florida 33408

TOM MAIDA, Esq.
Foley and Lardner, LLP
106 East College Avenue, Suite 900
Tallahassee, Florida 32301

JIM WATFORD, Actuary
Property & Casualty Product Review
Office of Insurance Regulation
200 East Gaines Street, Room 212-F
Tallahassee, Florida 32399

CHRISTOPHER MEADOWS, Assistant General Counsel
Legal Services Office
Office of Insurance Regulation
200 East Gaines Street, Room 646-A-1
Tallahassee, Florida 32399